SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2004

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way

Philadelphia, Pennsylvania 19154-4599

(215) 698-5100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01     Entry into a Material Definitive Agreement.

The information provided in Item 2.03 below is hereby incorporated herein by reference.

Section 2 — Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 1, 2004, Crown Holdings, Inc. (the “Company”) completed its previously announced refinancing plan (the “Refinancing”), consisting of the New Credit Facilities and the Notes, each as defined below.

New Credit Facilities

In connection with the Refinancing, the Company entered into a Credit Agreement (the “Credit Agreement”) among CROWN Americas, Inc., a wholly-owned indirect subsidiary of the Company, as the U.S. Borrower, Crown European Holdings S.A., a wholly-owned indirect subsidiary of the Company, as the Euro Borrower, the Subsidiary Borrowers named therein, the Company, Crown International Holdings, Inc. and Crown Cork & Seal Company, Inc., each as a Parent Guarantor, the Lenders referred to therein, Citicorp North America, Inc., as Administrative Agent, and Citibank International plc, as U.K. Administrative Agent.

The Credit Agreement provides for new $625 million senior secured credit facilities consisting of a $400 million revolving credit facility due in 2010, of which up to $200 million will be available to Crown Americas in U.S. dollars and up to $200 million will be available to Crown European Holdings and the subsidiary borrowers in euros and pound sterling in amounts to be agreed, a $100 million revolving letter of credit facility due in 2010 and a $125 million term loan facility due in 2011 (collectively, the “New Credit Facilities”).

The dollar portion of the New Credit Facilities is, with certain limited exceptions, secured by substantially all of the assets of the Company and each of its direct and indirect U.S. subsidiaries and is guaranteed by the Company and, with certain limited exceptions, each of its direct and indirect U.S. subsidiaries (existing or thereafter acquired or created) (collectively, the “U.S. Credit Group”); provided that the pledge of capital stock of first-tier non-U.S. subsidiaries of the U.S. Credit Group is limited to 65% of such capital stock. The U.S. Credit Group, and with certain limited exceptions, each of Crown European Holdings’ subsidiaries organized in Belgium, Canada, France, Germany, Mexico, Switzerland and the United Kingdom guarantee obligations under the euro denominated portion of the revolving credit facility.

The revolving facilities will initially bear interest at (1) LIBOR plus 2.75% or (2) the alternate base rate plus 1.75%. On and after the date on which the Company delivers financial statements for the fiscal quarter ending at least six months after the closing date of the New Credit Facilities, the applicable margins in respect of revolving facilities shall be subject to a grid. The revolving facilities are also subject to a commitment fee of 0.50% per annum on the undrawn portion thereof and the revolving letter of credit facility is subject to a fee on the full amount of the commitments thereunder, whether or not letters of credit for the full amount are outstanding, at a rate equal to the applicable margin then in effect with respect to LIBOR loans under the revolving letter of credit facility.

The term loan facility will bear interest at (1) LIBOR plus 2.25% or (2) the alternate base rate plus 1.25% and will amortize on a quarterly basis in the amount of 0.25% of the principal amount of the term loan facility per quarter with the remainder being paid on the final maturity date of the term loan facility.

The New Credit Facilities contain affirmative and negative covenants, financial covenants (including, without limitation, a maximum leverage ratio, a maximum first lien leverage ratio and a minimum fixed charge coverage ratio), representations and warranties and events of defaults. In addition, the term loan facility contains mandatory prepayment provisions. The New Credit Facilities permit the borrowers to incur additional secured and unsecured debt (including additional first lien debt), subject to covenant compliance and other terms and conditions. The covenants, representation and warranties and events of default referenced in this paragraph are subject to important exceptions and qualifications, which are described in the Credit Agreement filed herewith.

Issuance of €350 Million of 6¼% First Priority Senior Secured Notes Due 2011

In connection with the Refinancing, Crown European Holdings S.A. (the “Issuer”) issued €350 million of 6 1/4% first priority senior secured notes due 2011 (the “Notes”). The Notes were sold in a private placement and resold by the initial purchasers to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933 (the “Securities Act”) and to non-U.S. persons pursuant to Regulation S of the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The Notes will mature on September 1, 2011 and will accrue interest at the rate of 6 1/4% per year. Interest on the notes will be payable semi-annually in arrears on each March 1 and September 1, commencing on March 1, 2005. The Issuer may redeem some or all of the Notes at any time by paying a make-whole premium. At any time prior to September 1, 2007, the Issuer may redeem up to 35% of the Notes with the net cash proceeds of certain equity offerings of capital stock of the Company that are contributed as capital or are used to subscribe for qualified capital stock of the Issuer at a redemption price equal to 106.25% of the principal amount. In addition, the Issuer may redeem all, but not less than all, of the Notes in the event of certain changes in withholding tax laws.

If the Company experiences a change of control, the Issuer may be required to offer to purchase the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

The Notes are senior obligations of the Issuer and initially will be guaranteed on a senior basis by the Company, each of the Company’s U.S. subsidiaries that guarantees obligations under the Company’s New Credit Facilities and, subject to applicable law, each of the Issuer’s subsidiaries that guarantees obligations under the Company’s New Credit Facilities.

The Notes are secured by first priority liens on the assets of the Company and its subsidiaries that from time to time secure their obligations under the Company’s New Credit Facilities, subject to certain exceptions. The Company’s New Credit Facilities are secured by pari passu first priority liens on those assets.

The Notes have been issued under an indenture with Wells Fargo Bank, N.A., as trustee. The indenture governing the Notes contains covenants that will limit the ability of the Company and the ability of its restricted subsidiaries to, among other things: incur or guarantee additional indebtedness; pay dividends or make other distributions or repurchase or redeem its stock; make investments; sell assets; create liens; enter into agreements restricting its restricted subsidiaries’ ability to pay dividends; enter into transactions with affiliates; and consolidate, merge or sell all or substantially all of its assets. If an event of default, as specified in the indenture governing the Notes, shall occur and be continuing, either the trustee or the holders of a specified percentage of Notes may accelerate the maturity of all the Notes. The covenants, events of default and acceleration rights described in this paragraph are subject to important exceptions and qualifications, which are described in the indenture filed herewith.

Under a registration rights agreement with the Initial Purchasers listed therein, the Issuer and the guarantors have agreed to file and use their resonable best efforts to cause to become effective a registration statement with respect to an offer to exchange the Notes for new notes of the Issuer having terms substantially identical in all material respects to the Notes (except that the exchange notes will not contain terms with respect to transfer restrictions). If the Issuer and the guarantors are not able to effect this exchange offer, they have agreed to use their reasonable best efforts to file, and cause to become effective, a shelf registration statement relating to resales of the Notes and the Note guarantees. The Issuer will be obligated to pay additional interest on the notes if it does not file a registration statement within 90 days of the issue date, have the registration statement declared effective within 210 days of the issue date, consummate the exchange offer within 240 days of the issue date or maintain the effectiveness of the registration statement during specified periods.

The descriptions set forth above are qualified in their entirety by the Credit Agreement governing the New Credit Facilities and the indenture and the registration rights agreement governing the Notes filed herewith as exhibits.

On September 1, 2004 the Company issued a press release announcing the completion of its previously announced Refinancing. A copy of the press release is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

4.a	Credit Agreement, dated as of September 1, 2004, among the Company, Crown Cork & Seal Company, Inc. and Crown International Holdings, Inc., as Parent Guarantors, Crown European Holdings SA, as Euro Borrower, CROWN Americas, Inc. as U.S. Borrower, the Subsidiary Borrowers named therein, the Lenders referred to therein, Citicorp North America, Inc., as Administrative Agent and Citibank International plc, as U.K. Administrative Agent

4.b	Euro Bank Pledge Agreement, dated as of September 1, 2004, by and among Crown Cork & Seal Company, Inc., CROWN Americas, Inc., Crown International Holdings, Inc., the Subsidiary Guarantors (as defined therein) and Citicorp Trustee Company Limited, as Euro Collateral Agent.

4.c	First Amended and Restated CEH Pledge Agreement, dated as of September 1, 2004, by and between Crown European Holdings S.A. and Citicorp Trustee Company Limited, as Euro Collateral Agent.

4.d	First Amended and Restated Shared Pledge Agreement, dated as of September 1, 2004, by and among the Company, Crown Cork & Seal Company, Inc., CROWN Americas, Inc., Crown International Holdings, Inc., the Subsidiary Guarantors (as defined therein) and Citicorp North America Inc., as Collateral Agent.

4.e	First Amended and Restated Bank Pledge Agreement, dated as of September 1, 2004, by and among the Company, Crown Cork & Seal Company, Inc., CROWN Americas, Inc., Crown International Holdings, Inc., the Subsidiary Guarantors (as defined therein) and Citicorp North America Inc., as Collateral Agent.

4.f	First Amended and Restated U.S. Security Agreement, dated as of September 1, 2004, by and among the Company, Crown Cork & Seal Company, Inc., CROWN Americas, Inc., Crown International Holdings, Inc., the Subsidiary Guarantors (as defined therein) and Citicorp North America Inc., as Collateral Agent.

4.g	U.S. Guarantee Agreement, dated as of September 1, 2004, among the Domestic Subsidiaries referred to therein and Citicorp North America, Inc., as Administrative Agent.

4.h	Global Participation and Proceeds Sharing Agreement, dated as of September 1, 2004, among Citicorp North America, Inc., as Bank Agent, U.S. Collateral Agent and Sharing Agent, Citibank International plc, as U.K. Agent, Wells Fargo Bank, N.A, as Trustee, and Citicorp Trustee Company Limited, as Euro Collateral Agent.

4.i	Registration Rights Agreement, dated as of September 1, 2004, by and among the Company, Crown European Holdings S.A., Citigroup Global Markets Inc. and Lehman Brothers Inc., as Representatives, the Initial Purchasers (as defined therein) and the Guarantors (as defined therein).

4.j	Indenture, dated as of September 1, 2004, by and among the Company, as Issuer, the Guarantors named therein and Wells Fargo Bank, N.A., as Trustee, relating to the 6 1/4% First Priority Senior Secured Notes due 2011.

4.k	First Amended and Restated U.S. Intercreditor and Collateral Agency Agreement, dated as of September 1, 2004, among Citicorp North America, Inc., as Administrative Agent and U.S. Collateral Agent, Citibank International plc, as U.K. Administrative Agent, Wells Fargo Bank, N.A., as First, Second and Third Priority Notes Trustee, Citicorp North America Inc., as U.S. Collateral Agent, Crown Holdings, Inc., CROWN Americas, Inc., Crown Cork & Seal Company, Inc., Crown International Holdings, Inc. and each of the U.S. subsidiaries of Crown Holdings listed on Schedule I thereto.

4.l	First Amended and Restated Euro Intercreditor and Collateral Agency Agreement, dated as of September 1, 2004 among Citibank International plc, as Bank Agent, Wells Fargo Bank, N.A., as First, Second and Third Priority Notes Trustee, Citicorp Trustee Company Limited, as Euro Collateral Agent, Crown European Holdings S.A. and the subsidiaries of Crown European Holdings S.A. listed on Schedule I thereto.

10.a	First Amendment to Second Amended and Restated Receivables Purchase Agreement, dated as of December 5, 2003, among Crown Cork & Seal Receivables (DE) Corporation, as Seller, CROWN Cork & Seal USA, Inc. (formerly known as Crown Cork & Seal Company (USA), Inc.), as Servicer, the banks and other financial institutions party thereto as Purchasers, Citibank, N.A., as Agent and Citigroup Global Markets Inc., as sole lead arranger and book manager, as amended by the First Amendment thereto dated as of September 1, 2004.

10.b	First Amendment to Second Amended and Restated Receivables Contribution and Sale Agreement, dated as of December 5, 2003, among CROWN Cork & Seal USA, Inc. (formerly known as Crown Cork & Seal Company (USA), Inc.), CROWN Risdon USA, Inc. (formerly known as Risdon-AMS (USA), Inc.), CROWN Zeller USA, Inc. (formerly known as Zeller Plastik, Inc.), CROWN Metal Packaging Canada LP, Crown Canadian Holdings ULC and Crown Cork & Seal Receivables (DE) Corporation, as amended by the First Amendment thereto dated as of September 1, 2004.

10.c	Third Amended and Restated Parent Undertaking Agreement, dated as of September 1, 2004, made by Crown Holdings, Inc., Crown Cork & Seal Company, Inc. and Crown International Holdings, Inc. in favor of Citibank, N.A., as Agent and the Purchasers.

10.d	Second Amended and Restated Intercreditor Agreement, dated as of September 1, 2004, among the Citibank, N.A., as Agent, Crown Holdings, Inc., Crown Cork & Seal Company, Inc., Crown International Holdings, Inc., Crown Cork & Seal Receivables (DE) Corporation, as Seller, CROWN Cork & Seal USA, Inc. (formerly known as Crown Cork & Seal Company (USA), Inc.), CROWN Risdon USA, Inc. (formerly known as Risdon-AMS (USA), Inc.), CROWN Zeller USA, Inc. (formerly known as Zeller Plastik, Inc.) and Citicorp North America, Inc., as administrative and U.S. collateral agent under the Existing Credit Facilities.

10.e	Purchase Agreement, dated as of August 11, 2004, by and among the Company, Crown European Holdings S.A., Citigroup Global Markets Inc. and Lehman Brothers Inc., as Representatives, the Initial Purchasers (as defined therein) and the Guarantors (as defined therein).

99.1	Press Release dated September 1, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

Dated: September 8, 2004	By:	/s/ Thomas A. Kelly
	Name:	Thomas A. Kelly
	Title:	Vice President and Corporate Controller

EXHIBIT INDEX

No.	Exhibit
4.a	Credit Agreement, dated as of September 1, 2004 among the Company, Crown Cork & Seal Company, Inc. and Crown International Holdings, Inc., as Parent Guarantors, Crown European Holdings SA, as Euro Borrower, CROWN Americas, Inc. as U.S. Borrower, the Subsidiary Borrowers named therein, the Lenders referred to therein, Citicorp North America, Inc., as Administrative Agent and Citibank International plc, as U.K. Administrative Agent

4.b	Euro Bank Pledge Agreement, dated as of September 1, 2004, by and among Crown Cork & Seal Company, Inc., CROWN Americas, Inc., Crown International Holdings, Inc., the Subsidiary Guarantors (as defined therein) and Citicorp Trustee Company Limited, as Euro Collateral Agent.

4.c	First Amended and Restated CEH Pledge Agreement, dated as of September 1, 2004, by and between Crown European Holdings S.A. and Citicorp Trustee Company Limited, as Euro Collateral Agent.

4.d	First Amended and Restated Shared Pledge Agreement, dated as of September 1, 2004, by and among the Company, Crown Cork & Seal Company, Inc., CROWN Americas, Inc., Crown International Holdings, Inc., the Subsidiary Guarantors (as defined therein) and Citicorp North America Inc., as Collateral Agent.

4.e	First Amended and Restated Bank Pledge Agreement, dated as of September 1, 2004, by and among the Company, Crown Cork & Seal Company, Inc., CROWN Americas, Inc., Crown International Holdings, Inc., the Subsidiary Guarantors (as defined therein) and Citicorp North America Inc., as Collateral Agent.

4.f	First Amended and Restated U.S. Security Agreement, dated as of September 1, 2004, by and among the Company, Crown Cork & Seal Company, Inc., CROWN Americas, Inc., Crown International Holdings, Inc., the Subsidiary Guarantors (as defined therein) and Citicorp North America Inc., as Collateral Agent.

4.g	U.S. Guarantee Agreement, dated as of September 1, 2004, among the Domestic Subsidiaries referred to therein and Citicorp North America, Inc., as Administrative Agent.

No.	Exhibit
4.h	Global Participation and Proceeds Sharing Agreement, dated as of September 1, 2004, among Citicorp North America, Inc., as Bank Agent, U.S. Collateral Agent and Sharing Agent, Citibank International plc, as U.K. Agent, Wells Fargo Bank, N.A, as Trustee, and Citicorp Trustee Company Limited, as Euro Collateral Agent.

4.i	Registration Rights Agreement, dated as of September 1, 2004, by and among the Company, Crown European Holdings S.A., Citigroup Global Markets Inc. and Lehman Brothers Inc., as Representatives, the Initial Purchasers (as defined therein) and the Guarantors (as defined therein).

4.j	Indenture, dated as of September 1, 2004, by and among the Company, as Issuer, the Guarantors named therein and Wells Fargo Bank, N.A., as Trustee, relating to the 6 1/4% First Priority Senior Secured Notes due 2011.

4.k	First Amended and Restated U.S. Intercreditor and Collateral Agency Agreement, dated as of September 1, 2004, among Citicorp North America, Inc., as Administrative Agent and U.S. Collateral Agent, Citibank International plc, as U.K. Administrative Agent, Wells Fargo Bank, N.A., as First, Second and Third Priority Notes Trustee, Citicorp North America Inc., as U.S. Collateral Agent, Crown Holdings, Inc., CROWN Americas, Inc., Crown Cork & Seal Company, Inc., Crown International Holdings, Inc. and each of the U.S. subsidiaries of Crown Holdings listed on Schedule I thereto.

4.l	First Amended and Restated Euro Intercreditor and Collateral Agency Agreement, dated as of September 1, 2004 among Citibank International plc, as Bank Agent, Wells Fargo Bank, N.A., as First, Second and Third Priority Notes Trustee, Citicorp Trustee Company Limited, as Euro Collateral Agent, Crown European Holdings S.A. and the subsidiaries of Crown European Holdings S.A. listed on Schedule I thereto.

10.a	First Amendment to Second Amended and Restated Receivables Purchase Agreement, dated as of December 5, 2003, among Crown Cork & Seal Receivables (DE) Corporation, as Seller, CROWN Cork & Seal USA, Inc. (formerly known as Crown Cork & Seal Company (USA), Inc.), as Servicer, the banks and other financial institutions party thereto as Purchasers, Citibank, N.A., as Agent and Citigroup Global Markets Inc., as sole lead arranger and book manager, as amended by the First Amendment thereto dated as of September 1, 2004.

No.	Exhibit
10.b	First Amendment to Second Amended and Restated Receivables Contribution and Sale Agreement, dated as of December 5, 2003, among CROWN Cork & Seal USA, Inc. (formerly known as Crown Cork & Seal Company (USA), Inc.), CROWN Risdon USA, Inc. (formerly known as Risdon-AMS (USA), Inc.), CROWN Zeller USA, Inc. (formerly known as Zeller Plastik, Inc.), CROWN Metal Packaging Canada LP, Crown Canadian Holdings ULC and Crown Cork & Seal Receivables (DE) Corporation, as amended by the First Amendment thereto dated as of September 1, 2004.

10.c	Third Amended and Restated Parent Undertaking Agreement, dated as of September 1, 2004, made by Crown Holdings, Inc., Crown Cork & Seal Company, Inc. and Crown International Holdings, Inc. in favor of Citibank, N.A., as Agent and the Purchasers.

10.d	Second Amended and Restated Intercreditor Agreement, dated as of September 1, 2004, among the Citibank, N.A., as Agent, Crown Holdings, Inc., Crown Cork & Seal Company, Inc., Crown International Holdings, Inc., Crown Cork & Seal Receivables (DE) Corporation, as Seller, CROWN Cork & Seal USA, Inc. (formerly known as Crown Cork & Seal Company (USA), Inc.), CROWN Risdon USA, Inc. (formerly known as Risdon-AMS (USA), Inc.), CROWN Zeller USA, Inc. (formerly known as Zeller Plastik, Inc.) and Citicorp North America, Inc., as administrative and U.S. collateral agent under the Existing Credit Facilities.

10.e	Purchase Agreement, dated as of August 11, 2004, by and among the Company, Crown European Holdings S.A., Citigroup Global Markets Inc. and Lehman Brothers Inc., as Representatives, the Initial Purchasers (as defined therein) and the Guarantors (as defined therein).

99.1	Press Release dated September 1, 2004.